April, 2012
Exhibit 99.1

Forward-Looking Statements
The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved.
Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

AXAS Highlights
 ▪ NASDAQ: AXAS
 ▪ Shares outstanding: ~92.2 million
 ▪ ~59% institutional
 ▪ ~13% insider
 ▪ Average trading volume(1): ~1.3 million shares per
 day
 ▪ Short position: ~17 million shares
 ▪ Market capitalization: ~$300 million
 ▪ Long-term revolving bank debt(2): ~$115 million
 ▪ 2012 Capital program: $70 million
 ▪ 100% oil or liquids weighted
(1) Last 3 month average
(2) As of 12/31/11

Unique to AXAS
▪ Portfolio of unconventional oil assets
 ▪ 50,000+ net acres: Bakken, Eagle Ford, Niobrara
▪ Acreage predominately held by production
▪ Operated operations in Bakken exclusively pad development
 ▪ Will continue non-op participation

AXAS Hedges
	2012(1)	2013	2014(2)
OIL - weighted average price	$78.23	$88.03	$100.71
% of PDP production	~75%	~75%	~50%

GAS - weighted average price	$6.77
% of PDP production	~70%
NYMEX-based fixed price swaps:
(1) 2012 gas hedges through June, 2012 and oil weighted average price and % is July - December
(2) 2014 oil hedges through August, 2014
 Recently monetized gas hedges for $12.4 million

ND
MT
WY
CO
UT
TX
OK
LA
Proved Reserves (MMBoe)(1):
 29.0
- Proved Developed: 53%
 - Oil/NGL:   54%
 - Operated (by PV10): 94%
Abraxas Petroleum Corporation
(1) Net proved reserves as of December 31, 2011, including
 AXAS’ share of Blue Eagle’s proved reserves
 (35% as of 12/31/11)
Bakken / Three Forks
Play
Barnett / Woodford
Shale Play
Wolfberry Trend
Rocky Mountain
Mid-Continent
Permian Basin
Gulf Coast
Eagle Ford Shale Play
High Quality Assets
Alberta
Niobrara Play
Alberta Basin
Bakken Play
Alberta
Wolfbone Play

Reserve / Production Summary
Proved Reserves(1) - 29.0 MMBoe
Production(2) - 3,762 Boepd
(1) Net proved reserves as of December 31, 2011, including AXAS’ share of Blue Eagle’s proved reserves
(2) Daily net production for the quarter ended December 31, 2011, including AXAS’ share of Blue Eagle’s production
Basin
23%
Rocky
Basin
32%
Onshore Gulf
Canada
3%
Canada
2%

AXAS Production
Includes AXAS’ share of Blue Eagle’s production (50% in Q1 and Q2 2011, 41% in Q3 2011 and 35% in Q4 2011)
Base production
Divestitures
Weather disruptions
 34% 35% 36% 39% 42% 49% 47% 45% Oil/NGL %

2012 Capital Budget
 ▪ Large inventory of drilling locations in unconventional and conventional oil plays
 ▪ Additional inventory of gas projects await higher gas prices (all HBP)
(1) Unrisked locations based on eight wells (four Bakken and four Three Forks) per 1,280 acre units; 160 acre spacing assumptions in the Eagle Ford Shale; 3-D identified locations in the Niobrara Shale play
(2) Eagle Ford Shale acreage and locations are gross to the Blue Eagle JV which Abraxas owned a 35% equity interest as of 12/31/11
Project Area	Net Acres	Net Unrisked Locations(1)	2012 Drilling Program		2012 Net Capital ($MM)
			Gross	Net
Bakken / Three Forks	20,835	130	23.0	5.7	$54.2
Eagle Ford Shale(2)	12,177	75	-	-	-
Niobrara Shale / Turner	17,800	54	1.0	1.0	$6.0
Pekisko Fairway	6,880	6	1.0	1.0	$3.5
Alberta Bakken	10,000	-	-	-	-
Texas Oil Plays / Other	8,700	55	3.0	3.0	$6.3
Total:	76,392	320	28.0	10.7	$70.0

Bakken / Three Forks
 Montana  North Dakota
Elkhorn Ranch / Lewis & Clark
2,035 net acres
Harding / Rough Rider
7,010 net acres
Carter
3,200 net acres
Sheridan
2,340 net acres
▪ Gross / Net Acres:
 ▪ 109,658 / 20,835
 ▪ ~100% held by production
▪ Drilling Inventory:
 ▪ 1,280 acre units
 ▪ ~685 gross / 130 net
 ▪ 4 Bakken / 4 Three Forks
 wells

▪ Planned Activity:
 ▪ $54.2 MM budget
 ▪ Operated wells: pad-drilling
 ▪ Company owned rig
 ▪ 9 gross (4.8 net)
 ▪ Non-operated wells
Stenehjem 27-34 1H - Bakken
North Fork / Nesson
3,540 net acres
Ravin 26-35 1H - TFS
Elm Coulee
440 net acres
Nesson
2,270 net acres

AXAS operated wells
    Three Forks  Bakken Existing
AXAS non-operated wells location location well
     (Bakken or TF)
Bakken / Three Forks
▪North Fork/Nesson:
 ▪ 3,540 net acres
 ▪ 1,280 acre units: 8 B/TF wells
 ▪ 64 gross (19.7 net)
 ▪ Drilled: 4 gross (1.5 net)
 ▪ Locations: 60 gross (18.2 net)
▪Economics:
 ▪ D&C Cost: $9.5 MM
 ▪ $7.5 MM (pad drilling)
 ▪ EUR: 500 MBoe
 ▪ 87% Oil / NGLs
 ▪ IRR: ~30% (no acreage)
 ▪ ~46% (pad drilling)
▪Recent Operated Activity:
 ▪ Ravin 26-35 1H:
 ▪ Cum. production (14 months)
 ▪ 102 MBoe
 ▪ 86% Oil / NGLs
▪Stenehjem 27-34 1H:
 ▪ Cum. production (8 months)
 ▪ 92 MBoe
 ▪ 85% Oil / NGLs

North Fork / Nesson
3,540 net acres
2% WI
15% WI
6% WI
48% WI
30% WI
Johnson (B)
Stenehjem (B)
7% WI
50% WI
Ravin (TF)
79% WI
Wiley (B/TF)
Bailey (B/TF)
Lundin (TF)
28% WI
<1% WI
Koeser (B)

Eagle Ford Shale
▪ Acreage:
 ▪ 12,177 net
 ▪ Atascosa, DeWitt, Lavaca and McMullen
 Counties, TX
▪ Drilling Inventory:
 ▪ 75 net JV locations
 ▪ 160 acre spacing
▪ Economics:
 ▪ D&C Cost: $8.5 MM
 ▪ EUR: 500 MBoe(1)
▪ Blue Eagle Joint Venture:
 ▪ Abraxas operator
 ▪ Rock Oil committed to fund up to $75 MM
 ▪ $47 MM funded - AXAS 35% equity interest (2)
▪ Recent Activity:
 ▪ 1st well: T Bird 1H
 ▪ 1.1 MMBoe of PDP reserves
 ▪ 2nd well: Matejek Gas Unit 1 - on production
 ▪ 3rd well: Grass Farms 1H - on production
 ▪ 4th well: Cobra 1H - recently on production
 ▪ 15-stage frac
 ▪ 1,050 Bopd, 700 Mcfpd
▪ Planned Activity:
 ▪ Review strategic alternatives
Lavaca County
Atascosa County
AXAS: Grass Farms 1H
DeWitt County
AXAS: T Bird 1H
TLM: Matejek Gas Unit 1
oil window
gas window
gas/condensate
window
(1) 1st JV Eagle Ford well - 1.5 MMBoe of PDP reserves (as of 12/31/11)
(2) As of 12/31/11
McMullen County
AXAS: Cobra 1H

Campbell
Converse
Niobrara
Niobrara / Turner
Converse / Niobrara Counties, Wyoming
CHK / EOG:
2 producing wells
9 permits
▪ Gross / Net Acres:
 ▪ 20,720 / 17,800
 ▪ Primarily in Converse and Niobrara
 Counties
 ▪ ~2,100 net acres in Campbell County
 ▪ ~90% held by production
▪ Drilling Inventory:
 ▪ 54 net locations (3-D identified)
▪ Economics:
 ▪ D&C Cost: $5.0-$6.0 MM
 ▪ EUR: 250 MBoe
▪ Historical Activity:
 ▪ 13 wells (2000 - 2011)
  (8 horizontal / 5 vertical)
▪ Recent Activity:
 ▪ Hedgehog State 16-2H (Crossbow)
 ▪ Recently completed
 ▪ 17-stage frac
 ▪ 340 Bopd, 6.9 MMcfpd
 ▪ > $5.00 per Mcf w/ NGLs
 ▪ Shut-in w/o pipeline
 ▪ 100% working interest

EOG Crossbow:
8 successful horizontal wells (Turner)
1-rig program
Typical well (Crossbow 7-06H)
30-day average: >700 Boepd
AXAS Activity:
Hedgehog State 16-2H (Turner)
SWN / Helis:
1 producing well
14 permits
AXAS Activity:
Sage Grouse 3H:
(Cum Oil 25 MBbl / 50 MBbl EUR)
Prairie Falcon 3H
(15 stage frac - Dec-11)
CHK:
Sims 15-26H:
(Cum Oil 20 MBbl / Gas 678 MMcf)
11 producing wells (Frontier/Niobrara)
4 permits

West Texas - Spires Ranch

▪ Economics:
 ▪ D&C Cost: $1.8 MM
 ▪ EUR: 160 MBoe
 ▪ 78% Oil / NGLs
▪ Recent Activity:
 ▪ 3 gross / net wells
 ▪ Performing as expected
▪ Planned Activity:
 ▪ 3 gross / net wells
AXAS owns 100% working interest in Spires Ranch leasehold
5,600 net acres
Nolan
County

West Texas - Wolfbone

▪ April 2011 TX GLO Lease Sale:
 ▪ $5,295 / acre -
  offsetting AXAS
▪ Offsetting Industry Activity:
 ▪ 3 CWEI-CHK wells -
  offsetting AXAS
▪ Current Activity
 ▪ Geological evaluation
 ▪ Monitor industry activity
AXAS’ leasehold at Nine Mile Draw (80-100% WI)
Fusselman producers - AXAS operated
Reeves
County
2,886 net acres

Canada Oil Development - Pekisko
▪ Gross / Net Acres:
 ▪ 6,880 (100% WI)
▪ Economics:
 ▪ D&C Cost: $3.5 MM
 ▪ EUR: 150 MBoe
▪ Current Activity:
 ▪ 2 wells - w/o stimulation
 ▪ post Spring break-up
 ▪ 3 wells:
 ▪ Pipeline hook-up
 ▪ Completed
 ▪ Tested
 ▪ On-line - April 2012
▪ Planned Activity:
 ▪ 1 gross / net well (Twining)
 ▪ Review strategic alternatives for Twining
 ▪ Continue to expand acreage position in
 emerging shale play in central Alberta
Tomahawk
Twining
 Pekisko Trend
Alberta, Canada

Southern Alberta Basin - Bakken
▪ Gross / Net Acres:
 ▪ >10,000 net acres
 ▪ 800 net mineral acres
 ▪ Glacier and Toole Counties, Montana
 ▪ Leases have 5-10 year primary terms
▪ Planned Activity:
 ▪ Continue to conservatively add to
 leasehold position in geologically
 specific areas
 ▪ Monitor industry drilling activity
AXAS Leasing Area
Blackfoot Nation Territory
Newfield Wells
Rosetta & Others Wells
Toole
Glacier
Glacier / Toole Counties, Montana

Near-Term Drilling Catalysts
AXAS OPERATED:	OUTSIDE OPERATED:
Bakken/Three Forks, North Dakota
 ▪ Horizontal drilling program
 ▪ Company owned drilling rig
 ▪ Pad development drilling
 ▪ Spud 1st well: April 2012

Eagle Ford, South Texas
 • Cobra 1H - on production
 • 1,050 Bopd, 700 Mcfpd
 ▪ JV 100%(1)

Pekisko, Alberta, Canada
 ▪ 2 wells:
 ▪ w/o stimulation (post Spring break-up)
 ▪ 3 wells:
 ▪ pipeline hook-up completed / tested
 ▪ On-line - April 2012
 ▪ CANAXAS 100%

Niobrara / Turner, Wyoming
 • Hedgehog State 16-2H - completed / tested
 ▪ 340 Bopd, 6.9 MMcfpd
 ▪ w/o pipeline hook-up w/ gas plant
 ▪ AXAS 100%

Bakken/Three Forks, North Dakota / Montana
 ▪ Continental operated
 ▪ 1 gross (0.04 net) well
 ▪ On-line - Q1 2012

 ▪ Zenergy operated
 ▪ 1 gross (0.25 net) well
 ▪ On-line - Q1 2012

 ▪ Fidelity operated
 ▪ 1 gross (0.07 net) well
 ▪ Flowing back (30-stage frac)

 ▪ Various operators
 ▪ 11 gross (0.54 net) wells
 ▪ Recently elected to participate

(1) AXAS owned a 35% equity interest in the Blue Eagle JV as of 12/31/11

Business Plan
 ▪ 2012 Capital Program: $70 MM
 ▪ oil development
 ▪ Potential Divestitures
 ▪ Eagle Ford, Pekisko
 ▪ Bakken/TF - Accelerate with Company owned drilling rig
 ▪ 2012 - Continue to increase percentage of oil / NGLs

NASDAQ: AXAS